                     SWISS RE FINANCIAL PRODUCTS CORPORATION

                               55 East 52nd Street
                            New York, New York 10055
                    Fax: (917) 322 7201/Phone: (212) 407 7322

TO:          Wells Fargo Bank, N.A., not individually but solely as trustee for
             Carrington Mortgage Loan Trust, Series 2006-FRE1 with respect to the Carrington Mortgage Loan Trust, Series 2006-FRE1 Asset-Backed
             Pass-Through Certificates
             9062 Old Annapolis Road
             Columbia, Maryland 21045

Attention:   Client Manager-Carrington Mortgage Loan Trust, 2006-FRE1
Telephone:   (410) 884-2000
Facsimile:   (410) 715-2380

FROM:        Swiss Re Financial Products Corporation
             55 East 52nd Street
             New York, New York 10055
Attention:   Head of Operations
Facsimile.   (917) 322-7201

CC:
Attention:   Head of Legal
Facsimile:   (212) 317-5474

DATE:        June 28, 2006

Transaction Reference Number: 969570 - Class M Certificates

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2006-FRE1 with respect to the Carrington Mortgage Loan Trust, Series 2006-FRE1 Asset-Backed
Pass-Through Certificates, and Swiss Re Financial Products Corporation, a
corporation organized under the laws of the State of Delaware (each a "party"
and together "the parties") on the Trade Date specified below (the
"Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this
Confirmation, "Party A" means Swiss Re Financial Products Corporation, and
"Party B" means Carrington Mortgage Loan Trust, Series 2006-FRE1, by Wells Fargo
Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan
Trust, Series 2006-FRE1 with respect to the Carrington Mortgage Loan Trust,
Series 2006-FRE1 Asset-Backed Pass-Through Certificates.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

     Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing

                                          ISDA Confirmation Class M Certificates

Agreement"), among Stanwich Asset Acceptance Company, L.L.C., as Depositor,
Fremont Investment & Loan, as Servicer, and Wells Fargo Bank, N.A., as Trustee
(the "Trustee).

     1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates.
In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if
the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this
Confirmation will prevail for the purpose of this Transaction.

     Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that
(absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

          (a) NON-RELIANCE. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

          (b) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

          (c) STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                 With respect to any Calculation Period, the
                                 lesser of (i) the aggregate Certificate
                                 Principal Balance of the Class M Certificates
                                 immediately prior to the distribution date that
                                 occurs on or about the Floating Rate Payer
                                 Payment Date, and (ii) the amount specified in
                                 Schedule A attached hereto

Trade Date:                      June 22, 2006

Effective Date:                  June 28, 2006

Termination Date:                October 25, 2009, subject to adjustment in
                                 accordance with the Modified Following Business
                                 Day Convention.

FIXED AMOUNTS:

Fixed Rate Payer:                Party B

                                          ISDA Confirmation Class M Certificates

                                        2

Payment Date:                    June 28, 2006

Fixed Amount:                    USD 80,000

FLOATING AMOUNTS:

Floating Rate Payer:             Party A

Cap Rate I:                      See attached Schedule A under the Column "Cap
                                 Rate I (%)".

Floating Rate Payer Period       The 25th of each month, commencing on 25th July
End Dates:                       2006 in accordance with the Modified Following
                                 Business Day Convention.

Floating Rate Payer Payment      Early Payment shall be applicable. The Floating
Dates:                           Rate Payer Payment Dates shall be two Business
                                 Days prior to each Floating Rate Payer Period
                                 End Date, commencing on July 21, 2006 to and
                                 including the date which is two Business Days
                                 prior to the Termination Date.

Floating Rate Option:            USD-LIBOR-BBA, provided, however, for any
                                 Calculation Period, if the Floating Rate Option
                                 is greater than the rate set forth opposite
                                 such Calculation Period as set forth in
                                 Schedule A under the heading Cap Rate II (%),
                                 then the Floating Rate for such Calculation
                                 Period shall be deemed to be such rate

Designated Maturity:             One month

Spread:                          None

Floating Rate Day Count          Actual/360
Fraction:

Reset Date:                      First day of each Calculation Period

Compounding:                     Inapplicable

BUSINESS DAYS:                   New York

CALCULATION AGENT:               Party A; provided, however, if an Event of
                                 Default has occurred with respect to Party A, a
                                 Reference Market-maker, as designated by Party
                                 B, shall be the Calculation Agent.

     3. FORM MASTER AGREEMENT.

          (a) "SPECIFIED ENTITY" means, in relation to Party A, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv) of
the Form Master Agreement: Not Applicable.

                                          ISDA Confirmation Class M Certificates

                                        3

          (b) "SPECIFIED ENTITY" means, in relation to Party B, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv) of
the Form Master Agreement: Not Applicable.

          (c) "SPECIFIED TRANSACTION" will have the meaning specified in Section
14 of the Form Master Agreement.

          (d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

          (e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) of the
Form Master Agreement will not apply to Party A or to Party B.

          (f) GOVERNING LAW. The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and
5-1402 of the New York General Obligations Law).

          (g) The phrase "TERMINATION CURRENCY" means United States Dollars.

          (h) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

          (i) EVENTS OF DEFAULT. The Events of Default specified under Sections
5(a)(ii), 5(a)(iv), 5(a)(v) and 5(a)(vi) of the Form Master Agreement will not apply to Party A; 5(a)(ii), 5(a)(iii), 5(a)(iv), 5(a)(v) and 5(a)(vi) of the
Form Master Agreement will not apply to Party B. With respect to Party B only, the provisions of Section 5(a)(vii) clause 2 will not be applicable.

          (j) TAX EVENT. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed Form Master Agreement shall not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

          (k) NO SET-OFF. Without affecting the provisions of the Form Master
Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Additional Termination Event or otherwise, all payments will be made without setoff or counterclaim. The provisions for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

     4. RECORDING OF CONVERSATIONS.

     Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this
Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

     5. CREDIT SUPPORT DOCUMENT.

     In relation to Party A: A Guaranty of Swiss Re dated as of the date hereof, in a form acceptable to Party B and, if Party A is required pursuant to
Paragraph 8 of this Confirmation to post collateral, an ISDA Credit Support
Annex.

     In relation to Party B: The Pooling and Servicing Agreement.

                                          ISDA Confirmation Class M Certificates

                                        4

     6. CREDIT SUPPORT PROVIDER.

     In relation to Party A: Swiss Reinsurance Company ("Swiss Re").
     In relation to Party B: Not Applicable.

     7. ACCOUNT DETAILS.

     Account for payments to Party A:

     PAYMENT INSTRUCTION:   JP Morgan Chase Bank
                            Swift: CHASUS33
                            For the Account of Swiss Re Financial Products
                            ACCT #: 066911184

     Account for payments to Party B:

     PAYMENT INSTRUCTION:   Wells Fargo Bank, National Association
                            ABA#: 121-000-248
                            ACCT #: 3970771416
                            ACCT NAME: Corporate Trust Clearing
                            For further credit to ACCT #: 50925701
                            REF: Client Manager - Carrington Mortgage Loan Trust
                            2006-FRE1

     8. ADDITIONAL TERMINATION EVENTS.

     Downgrade of Party A. For the purpose of this section, a "Ratings Event"
shall occur with respect to Party A (or its Credit Support Provider) if the long-term and short-term senior unsecured deposit ratings of Party A (or its
Credit Support Provider) cease to be at least A and A-1 by Standard & Poor's
Ratings Service, a division of the McGraw-Hill Companies, Inc. or any successor thereto ("S&P") or at least A1 and P-1 by Moody's Investors Service, Inc. or any successor thereto ("Moody's") or at least A and F1 by Fitch Ratings Ltd. or any successor thereto ("Fitch"), to the extent such obligations are rated by S&P or
Moody's or Fitch. The failure by Party A to comply with the provisions of
Section 15 hereof shall constitute an Additional Termination Event for which
Party A shall be the sole Affected Party.

     Swap Disclosure Event. Upon the occurrence of a Swap Disclosure Event (as defined below), if Party A has not, within 10 days after such Swap Disclosure
Event (the "Response Period") complied with one of the solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional
Termination Event.

     It shall be a swap disclosure event ("Swap Disclosure Event") if at any time after the date hereof Carrington Securities, LP ("Carrington Securities")
or Stanwich Asset Acceptance Company, L.L.C. ("Stanwich") notifies Party A that in the reasonable discretion of Carrington Securities or Stanwich acting in good faith, the "aggregate significance percentage" of all derivative instruments (as such term is defined in Item 1115(b)(2) of Regulation AB (as defined below))
provided by Party A and any of its affiliates to Carrington Mortgage Loan Trust,
Series 2006-FRE1 (the "Significance Percentage") is 10% or more.

                                          ISDA Confirmation Class M Certificates

                                        5

     Following a Swap Disclosure Event, Party A shall take one of the following actions at its own expense: either (I) (a) (i) if the Significance Percentage is
10% or more, Party A shall provide in an EDGAR compatible format the information set forth in Item 1115(b)(1) of Regulation AB for Party A (or for its group of affiliated entities, if applicable) or (ii) if the Significance Percentage is
20% or more, Party A provide in an EDGAR compatible format the information set forth in Item 1115(b)(2) of Regulation AB for Party A (or for its group of affiliated entities, if applicable) (collectively, the "Reg AB Information"), to
Carrington Securities or Stanwich and (b) provide written consent to Carrington
Securities and Stanwich to incorporation by reference of such current Reg AB
Information as is filed with the Securities and Exchange Commission in the reports of Stanwich filed pursuant to the Exchange Act, (c) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Reg AB Information in the Exchange Act Reports of Stanwich, and (d)
provide to Carrington Securities and Stanwich any updated Reg AB Information with respect to Party A or any entity that consolidates Party A within five days of the release of any such updated Reg AB Information; or (II) cause a Reg AB
Approved Entity (as defined below) to replace Party A as party to this Agreement on terms substantially similar to this Agreement prior to the expiration of the
Response Period and cause such Reg AB Approved Entity to provide the Reg AB
Information prior to the expiration of the Response Period; provided however, that no such transfer to a Reg AB Approved Entity pursuant to (II) above shall occur unless the Reg AB Approved entity agrees to terms identical to those contained in Paragraph 16 of this Agreement. "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating Threshold and satisfies the Ratings Agency
Condition.

     "Regulation AB" means Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission ("SEC") in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed.
Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the SEC, or as may be provided by the SEC or its staff from time to time.

     Optional Termination. An Additional Termination Event shall occur upon unrescindable notice by the Terminator (as defined in the Pooling and Servicing
Agreement) that it will purchase all Mortgage Loans in accordance with Section
9.01 of the Pooling and Servicing Agreement. With respect to such Additional
Termination Event, Party B shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction; provided, however, that notwithstanding
Section 6(b)(iv) of the ISDA Form Master Agreement, only Party B may designate an Early Termination Date in respect of this Additional Termination Event.

     9. LIMITATION ON EVENTS OF DEFAULT. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the Form
Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to
Party B upon demand of Party B any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the Form Master Agreement with respect to Party B shall not constitute an Event of Default or Potential
Event of Default with respect to Party B as Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination
Event set forth in Section 5(b)(i) with respect to either Party A as the
Affected Party. For purposes of the Transaction to which this Agreement relates,
Party B's only obligation under Section 2(a)(i) of the Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

                                          ISDA Confirmation Class M Certificates

                                        6

     10. WAIVER OF RIGHT TO TRIAL BY JURY.

     EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY
WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

     11. ELIGIBLE CONTRACT PARTICIPANT.

     Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as
amended.

     12. NOTICE BY FACSIMILE TRANSMISSION.

     Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

     13. MULTIBRANCH PARTY.

     For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is
not a Multibranch Party; and (b) Party B is not a Multibranch Party.

     14. OTHER PROVISIONS.

          (a) Addresses for notices. As set forth on page 1 hereof.

          (b) For the purpose of Section 13(c) of the Form Master Agreement: (i)
Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

          (c) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of the Form
Master Agreement, Party A and Party B make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any relevant jurisdiction to make any deduction or withholding for or on account of any tax from any payment
(other than interest under Section 2(e), 6(d)(ii), or 6(e) of the Form Master
Agreement) to be made by it to the other party under the Form Master Agreement.
In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Form
Master Agreement, (ii) the satisfaction of the agreement contained in Section
4(a)(i) or 4(a)(iii) of the Form Master Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section
4(a)(i) or 4(a)(iii) of the Form Master Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Form Master
Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

          (d) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Form
Master Agreement, Party A and Party B make the following representations:

               (i) The following representation applies to Party A: Party A is a corporation organized under the laws of the State of Delaware.

                                          ISDA Confirmation Class M Certificates

                                        7

               (ii) The following representation applies to Party B: Party B is a "U.S. person" as that term is used in section 1.1441-4(a)(3)(ii) of the United
States Treasury Regulations (the "Regulations") for United States federal income tax purposes.

          (e) For the purpose of Section 4(a)(i) and (ii) of the Form Master
Agreement, each Party agrees to deliver the following documents as applicable:

               (i) Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO DELIVER DOCUMENT        FORM/DOCUMENT/CERTIFICATE       DATE BY WHICH TO DELIVERED
----------------------------------   ----------------------------------   --------------------------

Party A and Party B                  An executed U.S. Internal Revenue    (i) Before the first
                                     Service Form W-9 (or any successor   Payment Date hereunder,
                                     thereto).                            (ii) promptly upon
                                                                          reasonable demand by the
                                                                          other party and (iii)
                                                                          promptly upon learning
                                                                          that any such form
                                                                          previously provided to the
                                                                          other party has become
                                                                          obsolete or incorrect.

               (ii) Other documents to be delivered are:

 PARTY REQUIRED TO             FORM/DOCUMENT/              DATE BY WHICH TO BE      COVERED BY SECTION
  DELIVER DOCUMENT               CERTIFICATE                    DELIVERED          3(D) REPRESENTATION
-------------------   --------------------------------   -----------------------   -------------------

Party A and Party B   Credit Support Document, if any,   Concurrently with the     Yes
                      specified herein, such Credit      execution of this
                      Support Document being duly        agreement.
                      executed if required.

Party A and Party B   Incumbency certificate or other    Concurrently with the     Yes
                      documents evidencing the           execution of this
                      authority of the party entering    agreement or of any
                      into this agreement or any         other documents executed
                      other document executed in         in connection with this
                      connection with this agreement.    agreement.

Party B               Copy of each report delivered      Upon availability.        Yes
                      under the Pooling and Servicing
                      Agreement and/or any other
                      Transaction Document.

Party A               Legal opinion from counsel for     Concurrently with the     No
                      Party A concerning due             execution of this
                      authorization, enforceability      agreement.
                      and related matters, addressed
                      to the other party and
                      acceptable to Party B.

                                          ISDA Confirmation Class M Certificates

                                        8

 PARTY REQUIRED TO             FORM/DOCUMENT/              DATE BY WHICH TO BE      COVERED BY SECTION
  DELIVER DOCUMENT               CERTIFICATE                    DELIVERED          3(D) REPRESENTATION
-------------------   --------------------------------   -----------------------   -------------------

Party A               Certified copies of all            Upon execution and        Yes
                      corporate, partnership, trust or   delivery of this
                      membership authorizations, as      agreement
                      the case may be, and any other
                      documents with respect to the
                      execution, delivery and
                      performance of this agreement
                      and any Credit Support Document

          (f) "Affiliate" will have the meaning specified in Section 14 of the
Form Master Agreement; provided, however, that Party B shall be deemed not to have any Affiliates for purposes of this Transaction.

          (g) NON PETITION. Party A hereby agrees that it will not, prior to the date that is one year and one day (or, if longer, the applicable preference period) after all Certificates (as such term is defined in the Pooling and
Servicing Agreement) issued by Party B pursuant to the Pooling and Servicing
Agreement have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein shall prevent Party A from participating in any such proceeding once commenced. The provisions of this paragraph shall survive the termination of this Agreement.

          (h) TRUSTEE LIABILITY LIMITATION. It is expressly understood and agreed by the parties hereto that (i) this confirmation is executed and delivered by Wells Fargo Bank, N.A. ("Wells Fargo"), not individually or personally but solely as trustee, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Wells Fargo but is made and intended for the purpose of binding only Party B, (iii) nothing herein contained shall be construed as creating any liability on Wells Fargo, individually or personally, to perform any covenant either expressed or implied contained herein, and (iv) under no circumstances shall Wells Fargo be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B hereunder or any other related documents. Any resignation or removal of Wells Fargo as trustee under the
Pooling and Servicing Agreement shall require the assignment of this confirmation to Wells Fargo's replacement.

          (i) The Form Master Agreement is hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of
Section 5(a)(i) of the Form Master Agreement.

          (j) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable

                                          ISDA Confirmation Class M Certificates

                                        9

portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this
Agreement will not substantially impair the respective benefits or expectations of the parties.

          The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

     15. DOWNGRADE OF PARTY A.

     If a Ratings Event (as defined in Section 8 hereof) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business
Days of such Ratings Event, give notice to Party B of the occurrence of such
Ratings Event, and (B) use reasonable efforts to transfer (at its own cost)
Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days (or within 10 Business
Days in the event that Party A's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P) after the occurrence of a
Ratings Event, Party A shall no later than the end of such 20 Business Day period, post eligible collateral at its own cost and satisfactory to Party B
("Eligible Collateral"), to secure Party B's exposure or potential exposure to
Party A, and such Eligible Collateral shall be provided in accordance with a
Credit Support Annex to be attached hereto and made a part hereof. The Eligible
Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and Posting
of Eligible Collateral shall occur weekly. Notwithstanding the addition of the
Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such
Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. "Rating Agency Condition" means, with respect to any action to be taken, a condition that is satisfied when S&P,
Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates.

     16. COMPLIANCE WITH REGULATION AB.

          (a) Party A agrees and acknowledges that Carrington Securities and
Stanwich may be required under Regulation AB, to disclose certain financial information regarding Party A and Swiss Re depending on the applicable
"significance percentage" of this Agreement, as calculated from time to time in accordance with Item 1115 of Regulation AB.

          (b) Party A, or a Reg AB Approved Entity after a Swap Disclosure Event pursuant to Paragraph 8, as applicable, shall indemnify and hold harmless
Carrington Securities, Stanwich, their respective directors or officers and any person controlling Carrington Securities or Stanwich, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Reg AB Information that Party A or such Reg AB Approved Entity, as applicable, provides to
Carrington Securities or Stanwich pursuant to Paragraph 8 (the "Party A
Information") or caused by any omission or alleged omission to state in the
Party A Information by Party A or the Reg AB Approved Entity, as applicable, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. For the avoidance of doubt, Party A shall provide the indemnity described above with respect to any Party A Information it is required to provide pursuant to Paragraph 8 and any

                                          ISDA Confirmation Class M Certificates

                                       10

Reg AB Approved Entity which has replaced Party A pursuant to Paragraph 8 shall provide the indemnity described above with respect to any Party A Information it is required to provide from pursuant to Paragraph 8.

     17. NETTING OF PAYMENTS. The parties agree that subparagraph (ii) of
Section 2(c) of the Form Master Agreement will apply to any Transaction.

                                          ISDA Confirmation Class M Certificates

                                       11

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation. Failure to respond within such period shall not affect the validity or enforceability of this Transaction.

Yours sincerely,

SWISS RE FINANCIAL PRODUCTS CORPORATION

By: /s/ Shawn Lynch
    ------------------------------------
    Name: Shawn Lynch
    Title: Authorized Signatory

Confirmed as of the date above:

By: WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR
CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1 WITH RESPECT TO THE CARRINGTON
MORTGAGE LOAN TRUST, SERIES 2006-FRE1 ASSET-BACKED PASS-THROUGH CERTIFICATES

By: /s/ Darron C. Woodus
    ------------------------------------
    Name: Darron C. Woodus
    Title: Assistant Vice President

                                          ISDA Confirmation Class M Certificates

SCHEDULE A to the Confirmation dated as of June 28, 2006,
Re: Reference Number 969570

AMORTIZATION SCHEDULE, Floating Rate Payer Period End Dates shall be subject to adjustment in accordance with the Modified Following Business Day Convention.

                                          Notional Amount   Cap Rate I   Cap Rate II
From and including    To but excluding         (USD)            (%)          (%)
------------------   ------------------   ---------------   ----------   -----------

June 28, 2006        July 25, 2006         254,289,000.00      8.106        10.851
July 25, 2006        August 25, 2006       254,289,000.00      6.976        10.851
August 25, 2006      September 25, 2006    254,289,000.00      6.976        10.851
September 25, 2006   October 25, 2006      254,289,000.00      7.230        10.851
October 25, 2006     November 25, 2006     254,289,000.00      6.976        10.851
November 25, 2006    December 25, 2006     254,289,000.00      7.230        10.851
December 25, 2006    January 25, 2007      254,289,000.00      6.976        10.851
January 25, 2007     February 25, 2007     254,289,000.00      6.976        10.851
February 25, 2007    March 25, 2007        254,289,000.00      7.792        10.851
March 25, 2007       April 25, 2007        254,289,000.00      6.975        10.851
April 25, 2007       May 25, 2007          254,289,000.00      7.229        10.851
May 25, 2007         June 25, 2007         254,289,000.00      6.975        10.851
June 25, 2007        July 25, 2007         254,289,000.00      7.229        10.851
July 25, 2007        August 25, 2007       254,289,000.00      6.974        10.851
August 25, 2007      September 25, 2007    254,289,000.00      6.974        10.851
September 25, 2007   October 25, 2007      254,289,000.00      7.228        10.851
October 25, 2007     November 25, 2007     254,289,000.00      6.974        10.851
November 25, 2007    December 25, 2007     254,289,000.00      7.227        10.851
December 25, 2007    January 25, 2008      254,289,000.00      6.973        10.851
January 25, 2008     February 25, 2008     254,289,000.00      6.973        10.851
February 25, 2008    March 25, 2008        254,289,000.00      7.498        10.851
March 25, 2008       April 25, 2008        254,289,000.00      6.974        10.851
April 25, 2008       May 25, 2008          254,289,000.00      9.023        10.851
May 25, 2008         June 25, 2008         254,289,000.00      8.705        10.851
June 25, 2008        July 25, 2008         254,289,000.00      9.010        10.851
July 25, 2008        August 25, 2008       254,289,000.00      8.691        10.851
August 25, 2008      September 25, 2008    254,289,000.00      8.688        10.851
September 25, 2008   October 25, 2008      254,289,000.00      8.999        10.851
October 25, 2008     November 25, 2008     254,289,000.00      9.956        10.851
November 25, 2008    December 25, 2008     254,289,000.00     10.305        10.851
December 25, 2008    January 25, 2009      254,289,000.00      9.947        10.851
January 25, 2009     February 25, 2009     254,289,000.00      9.942        10.851
February 25, 2009    March 25, 2009        254,289,000.00     11.072        11.572
March 25, 2009       April 25, 2009        254,289,000.00      9.936        10.851
April 25, 2009       May 25, 2009          254,289,000.00     11.607        12.107
May 25, 2009         June 25, 2009         254,289,000.00     11.205        11.705
June 25, 2009        July 25, 2009         254,289,000.00     11.593        12.093
July 25, 2009        August 25, 2009       254,289,000.00     11.191        11.691
August 25, 2009      September 25, 2009    254,025,671.93     11.185        11.685
September 25, 2009   October 25, 2009      243,308,319.05     11.636        12.136

                                          ISDA Confirmation Class M Certificates